EXHIBIT 21.1

               SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                              (AS OF JULY 18, 1997)

                                                                                                                State of
Subsidiary Name                                                                                              Incorporation
---------------                                                                                              -------------
Air Control Heating and Air Conditioning, Inc.                                                                 California
American Mechanical Services Company, LLC                                                                      Delaware
            American Mechanical Services of Arizona, Inc.   (d/b/a Arizona Air Mechanix;                       Arizona
                                                PRESCO; Phoenix Refrigeration and Energy Services Corp.)
            American Mechanical Services of California, Inc. (d/b/a Charter Mechanical Systems)                California
            American Mechanical Services of Colorado, Inc. (d/b/a Continental Mechanical Systems; Trautman     Colorado
                                    & Shreve Service, Inc.; Colorado Chiller Maintenance, Inc.)
            American Mechanical Services of Houston, Inc.                                                      Delaware
            American Mechanical Services of Indiana, Inc.                                                      Indiana
            American Mechanical Services of Michigan, Inc.                                                     Michigan
            American Mechanical Services of Texas, Inc.  (d/b/a Texas Mechanical Systems)                      Delaware
            AMS American Mechanical Services of Maryland, Inc.  (d/b/a Murray Service Company;                 Maryland
                                    EMD Mechanical Specialists)
American Mechanical Services of Sacramento, Inc.   (d/b/a Engineered Air Systems)                              California
American Residential Services of Colorado, Inc.  (d/b/a Snake 'N' Rooter)                                      Colorado
American Residential Services of Florida, Inc. (d/b/a Florida Heating & Air Conditioning, Inc.;                Florida
                                    De Moss Air Conditioning Services, Inc.;
                                    Alvarez Taylor Plumbing & Air Conditioning;
                                    Jim's Air Conditioning; Busby Heating and
                                    Cooling; Climatic Corporation of Vero Beach;
                                    Sasso Air Conditioning; Ted's Plumbing;
                                    Bradley Air Conditioning; Bass Plumbing;
                                    Larry Teague & Son's Plumbing)
            Larry Teague & Sons Plumbing, Inc.                                                                 Florida
            Sasso Air Conditioning, Inc.                                                                       Delaware
            Ted's Plumbing, Inc.                                                                               Florida
American Residential Services of Illinois, Inc. (d/b/a Ross Heating & Cooling Inc.; Kranz                      Illinois
                                    Mechanical Corporation; Kranz Heating & Cooling, Inc.; Anderson
                                    Heating & Cooling Company)
American Residential Services of Indiana, Inc. (d/b/a Dial One Meridian & Hoosier, Inc.;                       Indiana
                                    Barclay-Holland)
            Sagamore Heating & Cooling, Inc.                                                                   Indiana
American Residential Services of Michigan, Inc. (d/b/a Energy Concepts, Inc.)                                  Michigan
American Residential Services of Nebraska (d/b/a Aksarben Heating & Air Conditioning)                          Nebraska
American Residential Services of Nevada, Inc.  (d/b/a Cool Valley Air; Racee Air                               Nevada
                                    Conditioning & Heating Company; Economy Air Conditioning;
                                    Lang; Southtown; Air West Air Conditioning-Heating)
American Residential Services of North Carolina, Inc. (d/b/a Metro Heating & Air Conditioning;                 North Carolina
                                    Burrage Enterprises; Wood & Sons Heating & Air Conditioning)
American Residential Services of Pennsylvania, Inc. (d/b/a Automatic Controls Service)                         Pennsylvania

               SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                              (AS OF JULY 18, 1997)

                                                                                                                State of
Subsidiary Name                                                                                              Incorporation
---------------                                                                                              -------------
American Residential Services of South Carolina, Inc. (d/b/a Atlas Services, Inc.; Dean Heating & Air          South Carolina
                                    Conditioning)
            Doc Plumbing, Inc.                                                                                 South Carolina
            Golden Triangle Mechanical, Inc.                                                                   South Carolina
            Kirby Heating & Air, Inc.                                                                          South Carolina
            R. F. Masters, Inc.                                                                                South Carolina
            Rooter Express Service, Inc.                                                                       South Carolina
American Residential Services of Virginia, Inc. (d/b/a Keenan Heating & Cooling)                               Virginia
ARS American Residential Services of California, Inc. (d/b/a Southcoast Heating and Air                        California
                                    Conditioning, Inc.; Torrey Pines Plumbing; Arrow Air Conditioning
                                    Company; Condor Service Company; Anderson Air Conditioning)
            A. K. Landan, Inc. (d/b/a Allied Plumbing-Heating-Air Conditioning)                                California
ARS American Residential Services of Oklahoma, Inc. (d/b/a Advanced AirCo & Heating, Inc.)                     Oklahoma
ARS American Residential Services of Texas, Inc.                                                               Delaware
            McCannics, Inc.                                                                                    Delaware
            Service Enterprise Holdings, LLC                                                                   Texas
            Adcot, Inc.  (d/b/a A-ABC Appliances)                                                              Texas
            Service Enterprises - Houston, Inc. (d/b/a Crown Services)                                         Delaware
            Trademark Enterprises, Inc.                                                                        Delaware
ARS Energy Services Company                                                                                    Delaware
ARS Residential Holding Company                                                                                Delaware
ARS Residential Management Company                                                                             Delaware
AT Acquisition Inc.                                                                                            Florida
Cape Fear Heating & Air Conditioning of Wilmington, Inc.                                                       North Carolina
General Heating & Air Conditioning Company, Inc.                                                               Delaware
Godby Acquisition Inc.                                                                                         Indiana
Godby Brothers, Inc.                                                                                           Delaware
Godby Brothers LLC                                                                                             Delaware
Hession Plumbing Company, Inc.                                                                                 Indiana
Illinois Heating & Air Conditioning, Inc.                                                                      Illinois
Keenan Mechanical Services, Inc.                                                                               Virginia
Korte Electric, Inc.                                                                                           Delaware
Maio Marketing Systems, Inc.                                                                                   California
Maio Plumbing, Heating & Air, Inc.                                                                             California
Pro-Formance, Inc.  (d/b/a Pro-Heating)                                                                        California
USA Heating & Air Conditioning, Inc.                                                                           Delaware
West Houston Services, Inc.                                                                                    Delaware